General California

Municipal Money

Market Fund

ANNUAL REPORT
November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California

                                                    Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General California Municipal Money Market Fund, covering the 12-month period from December 1, 1999 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Yields on tax-exempt money market instruments generally rose during the first half of the reporting period as the Federal Reserve Board (the "Fed") continued to raise short-term interest rates. However, during the second half of the period, short-term tax-exempt rates were relatively stable. Since its May meeting, the Fed has refrained from raising rates further because of slowing economic growth. In addition to the moderating effects of the Fed's previous rate hikes, the U.S. economy has slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the relative safety and tax-free income potential of tax-exempt money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in General California Municipal Money Market Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 2000


2

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did General California Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 2000, the fund produced annualized yields of 2.99% for Class A shares and 2.60% for Class B shares. Taking into account the effects of compounding, the fund produced annualized effective yields of 3.03% for Class A shares and 2.63% for Class B shares.(1)

We attribute the fund's performance to our relatively long average maturity, which enabled us to lock in then prevailing yields for as long as practical.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

In doing so, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from California-exempt issuers. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity to maintain then current yields for as long as we believe practical. At other
times,    we                                                        The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past year by rising interest rates. When the reporting period began in December 1999, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the first five months of 2000. However, soon thereafter, evidence began to emerge that the Fed's rate hikes were having the desired effect of slowing the economy. Tax-exempt yields declined modestly when the Fed did not change interest rates at its meetings in June, August, October and November, 2000.

Despite slower growth during the second half of the reporting period, a robust California economy generally helped keep the state's tax-exempt money market yields low compared to yields of other states' tax-exempt money market instruments. California and its municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period one year earlier. In fact, for the first time in approximately 20 years, California did not issue any short-term municipal notes at the state level. In contrast, in 1999 the state issued about $1 billion in short-term municipal notes.

Throughout the reporting period, we maintained the fund's average maturity at a point that was generally longer than the average for its Lipper category. This positioning proved advantageous when short-term tax-exempt interest rates fell modestly from June through November. We also extended maturities opportunistically to capture short-term yield fluctuations, such as those that typically occur in June and July when most California issuers come to market. In addition, our relatively long average maturity was designed to help the fund weather periods of little or no new issuance.

4

From a security selection standpoint, we increased our holdings of fixed-rate tax-exempt notes early in the period and reduced our holdings of tax-exempt commercial paper. This change was designed to lock in then prevailing yields for as long as practical. However, because of the scarcity of California municipal notes, most of the fund's assets remained invested in variable rate demand notes (VRDNs) which feature floating rates that are reset either daily or weekly.

What is the fund's current strategy?

In our view, yields may fall further if the current economic slowdown continues. Accordingly, we have maintained the fund's average maturity toward the long end of its range. In our opinion, this strategy has allowed us to lock in then prevailing yields and we believe help prepare the fund to weather temporary fluctuations that may affect money market rates near year-end. Of course, markets, strategy and portfolio composition can change at any time.

December 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELDS WOULD HAVE BEEN LOWER.

                                                                    The Fund 5

STATEMENT OF INVESTMENTS

November 30, 2000


                                                                                              Principal

TAX EXEMPT INVESTMENTS--99.3%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--87.7%

Adelanto Public Utility Authority, Water Revenue, Refunding,

  VRDN (Utility Systems Project) 4.20%, Series B

   (LOC; California State Teacher Retirement)                                                 5,300,000  (a)           5,300,000

Alameda Contra Costa Schools Financing Authority,

  COP, VRDN (Capital Improvements Financing Projects)

   3.90%, Series I (Insured; AMBAC and LOC; Kredietbank)                                      8,000,000  (a)           8,000,000

Alameda County, MFHR, VRDN (Berkeleyan Project)

   3.95% (LOC; Wells Fargo Bank)                                                              1,300,000  (a)           1,300,000

Alameda County Industrial Development Authority,

  Industrial Revenue, VRDN:

    (2923 Adeline Association Project)

         3.95% (LOC; Wells Fargo Bank)                                                        1,570,000  (a)           1,570,000

      (West Coast Pack LLC Project)

         3.95% (LOC; La Salle National Bank)                                                  2,900,000  (a)           2,900,000

Anaheim Housing Authority, MFHR, VRDN,

  Refunding (Villas at Anaheim Hill)

   4.15% (LOC; National Bank of Canada)                                                       8,850,000  (a)           8,850,000

State of California, GO Notes:

   3.60%, 6/1/2001                                                                           28,000,000               27,910,378

   4.50%, 8/1/2001                                                                            1,400,000                1,406,320

California Community College Financing Authority, TRAN

   5%, 8/3/2001 (Insured; FSA)                                                                6,500,000                6,533,167

California Economic Development Financing Authority,

  IDR, VRDN (Provena Foods Inc. Project)

   4% (LOC; Comerica Bank)                                                                    2,000,000  (a)           2,000,000

California Housing Finance Agency, Revenue, VRDN:

  (Home Mortgage) 4%, Series C (Insured; FSA and LOC:

      Commerzbank and California State Teacher Retirement)                                    8,500,000  (a)           8,500,000

   (Multi-Family Housing) 4.60% (LOC: Landesbank

      Hessen and California State Teacher Retirement)                                        26,200,000  (a)          26,200,000

California Infrastructure and Economic Development Bank,

  IDR,VRDN (Murrietta Circuits Project)

   4% (LOC; Comerica Bank)                                                                    4,400,000  (a)           4,400,000

California Pollution Control Financing Authority, VRDN:

  PCR:

    Refunding (Pacific Gas and Electric)

         3.80% (LOC; Rabobank Nederland)                                                      6,400,000  (a)           6,400,000

      Refunding (Sierra Pacific Industries Project)

         3.80% (LOC; Bank of America)                                                         5,000,000  (a)           5,000,000

6

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority, VRDN (continued):

  PCR (continued):

    (Southern California Edison):

         4.60%, Series A                                                                     12,100,000  (a)          12,100,000

         4.60%, Series C                                                                      8,900,000  (a)           8,900,000

         4.60% Series D                                                                      15,905,000  (a)          15,905,000

   SWDR:

      (Colmac Energy Project) 3.85%

         (LOC; Union Bank of Switzerland)                                                     2,900,000  (a)           2,900,000

      (Evergreen Distributors) 3.95%, Series A

         (LOC; California State Teacher Retirement)                                           2,430,000  (a)           2,430,000

California Public Capital Improvements Financing

  Authority, Revenue (Pooled Project) 3.95%, Series C

   12/15/2000 (LOC; National Westminster Bank)                                               14,000,000               14,000,000

California School Cash Reserve Program Authority

   (Pool) 5.25%, Series A, 7/3/2001 (Insured; AMBAC)                                          4,000,000                4,022,021

California School Facilities Financing Corporation, COP,

  VRDN (Capital Improvements Financing Project)

   3.85%, Series D (LOC; Kredietbank)                                                         9,700,000  (a)           9,700,000

California Statewide Communities Development Authority:

   Revenue, TRAN 5.25%, 6/29/2001 (Insured; FSA)                                              4,700,000                4,725,404

   VRDN:

      Multi-Family Revenue:

         (Aegis Pleasant Hill) 3.95% (LOC; Chase Manhattan Bank)                              6,270,000  (a)           6,270,000

         (Canyon Creek Apartment) 4% (LOC; FNMA)                                             11,800,000  (a)          11,800,000

         (Sunrise of Moraga) 4.30%

            (LOC: Commerzbank and Heller Financial Inc.)                                      1,200,000  (a)           1,200,000

Castaic Lake Water Agency, COP, Refunding

  (Water System Improvement Project)

   5.75% (Insured; MBIA)                                                                      2,920,000                2,956,851

Contra Costa County, MFHR, VRDN

   (Pincrest Apartments) 3.95% (LOC; Citibank)                                                1,470,000  (a)           1,470,000

City of Daly Housing Development Finance Agency

  Multi-Family Revenue, Refunding, VRDN

  (Serramonte Del Rey)

   3.80%, Series A (LOC; FNMA)                                                               16,000,000  (a)          16,000,000

Dublin Housing Authority, Multi-Family Revenue, VRDN

   (Park Sierra) 3.90%, Series A (LOC; Kredietbank)                                           4,400,000  (a)           4,400,000

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fresno:

  Airport Revenue, VRDN (Merlots) 4.05%

      (Insured; FSA and Liquidity Facility;
      First Union National Bank)                                                              2,000,000  (a)           2,000,000

   MFHR, Refunding, VRDN (Heron Pointe Apartments)

      3.75% (LOC; Wells Fargo Bank)                                                           5,000,000  (a)           5,000,000

Garden Grove Housing Authority, Multi-Family

  Revenue, VRDN (Valley View Senior Villas Project)

   4.05% (LOC; Wells Fargo Bank)                                                              5,900,000  (a)           5,900,000

Huntington Beach, MFHR, VRDN (Five Points Seniors

   Project) 3.88%, Series A (LOC; FNMA)                                                       3,100,000  (a)           3,100,000

Irwindale, IDR, VRDN (Toys "R" Us Inc. Project)

   4.475% (LOC; Bankers Trust Co.)                                                            3,000,000  (a)           3,000,000

Los Angeles, VRDN:

  MFHR:

    (Beverly Park Apartments) 4.10%, Series A

         (LOC; Federal Home Loan Banks)                                                       9,600,000  (a)           9,600,000

      (Fountain Park Project) 3.85% (LOC; FNMA)                                               4,400,000  (a)           4,400,000

      (Oakwood Apartments) 4.05%

         (LOC; State Street Bank and Trust Co.)                                              13,905,000  (a)          13,905,000

   Multi-Family Revenue (Loans To Lender Program):

      4.15%, Series A (LOC; Federal Home Loan Banks)                                          5,325,000  (a)           5,325,000

      4.15%, Series B (LOC; Federal Home Loan Banks)                                          2,700,000  (a)           2,700,000

Los Angeles County, TRAN 5%, 6/29/2001                                                       11,750,000               11,805,160

Los Angeles County Transport Commission

  Sales Tax Revenue, Refunding, VRDN

  3.75%, Series A

   (Insured; FGIC and LOC; Bayerische Landesbank)                                            11,400,000  (a)          11,400,000

Los Angeles Department of Water and Power Electricity Plant

  Revenue:

    CP 4.05%, 3/14/2001 (LOC: Bank of America,

         Bayerische Landesbank, Credit Local de France,

         Morgan Guaranty Trust Co., and
         Westdeutsche Landesbank)                                                             3,200,000                3,200,000

      VRDN, 3.75%, Series D (LOC; Toronto-Dominion Bank)                                     15,000,000  (a)          15,000,000

Newport Beach, Revenues, VRDN

  (Hoag Memorial Hospital):

      3.90%, Series A                                                                        17,300,000  (a)          17,300,000

      3.90%, Series B                                                                        11,400,000  (a)          11,400,000

      3.90%, Series C                                                                        21,800,000  (a)          21,800,000

Oakland Joint Powers Financing Authority, LR,

  VRDN, 3.80%

   (Insured; FSA and LOC; Commerzbank)                                                        7,300,000  (a)           7,300,000

8

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Orange County, Apartment Development Revenue

  VRDN:

    (Foothill Oaks Apartment) 3.80%, Series B

         (LOC; Bank of America)                                                               5,000,000  (a)           5,000,000

      Refunding:

         (Villa La Paz) 3.80%, Series F (LOC; FNMA)                                          11,500,000  (a)          11,500,000

         (WLCO LF) 3.70%, Series G, (LOC; FNMA)                                               5,000,000  (a)           5,000,000

Orange County Local Transportation Authority

  Sales Tax Revenue 5%, Series A, 2/15/2001

   (Insured; MBIA)                                                                            3,000,000                3,007,560

Oxnard Industrial Development Authority, IDR, VRDN

  (Western Saw Manufacturers) 3.95%

   (LOC; California State Teacher Retirement)                                                 3,390,000  (a)           3,390,000

Oxnard Industrial Development Financing Authority,

  IDR, VRDN (Accurate Engineering Project)

   3.95% (LOC; California State Teacher Retirement)                                           2,245,000  (a)           2,245,000

Pleasant Hill Redevelopment Agency, Multi-Family Revenue,

   VRDN (Chateau III Project) 4.30% (LOC; Commerzbank)                                        1,760,000  (a)           1,760,000

Port Oakland, Revenue, VRDN (Merlots) 5.75%, Series JJ

   (Insured; FGIC and LOC; First Union National Bank)                                        10,000,000               10,000,000

Riverside County Housing Authority, MFHR, Refunding

  (Amanda Park Project) 4%, Series A (LOC; Federal

   Home Loan Banks)                                                                           5,000,000  (a)           5,000,000

Sacramento County Housing Authority, MFHR, Refunding,

   VRDN (River) 3.70%, Series C (LOC; FNMA)                                                  12,500,000  (a)          12,500,000

Sacramento County Office of Education, TRAN

   4.50%, 1/19/2001                                                                           5,600,000                5,604,295

San Jose, MFHR, VRDN:

  Refunding (Kimberly Woods Apartments)

      3.80%, Series A (LOC; Federal Home Loan Banks)                                         10,050,000  (a)          10,050,000

   (Sienna at Renaissance Square Apartments)

      4%, Series A (LOC; Landesbank Hessen)                                                  12,000,000  (a)          12,000,000

San Leandro, Multi-Family Revenue, VRDN (Carlton Plaza)

   4.30% (LOC: Commerzbank and Heller Financial Inc.)                                         4,220,000  (a)           4,220,000

Santa Ana Community Redevelopment Agency, Tax Allocation

  Revenue (Santa Ana Redevelopment Project) 6.50%

   Series B, 12/15/2000                                                                       5,150,000  (b)           5,258,221

Santa Rosa Elementary/High School District, TRAN

   5%, 7/20/2001                                                                             10,000,000               10,049,175

Sonoma Valley Union School District, TRAN

   5%, 7/20/2001                                                                              5,000,000                5,024,587

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Southern California Public Power Authority, Revenue,

  Refunding (Southern Transmission Project)

   4.625%, 7/1/2001 (Insured; MBIA)                                                           2,380,000                2,391,062

Stanislaus County Office of Education, TRAN

   5%, 8/10/2001                                                                             10,000,000               10,069,975

Victor Valley Union High School District, TRAN

   5%, 7/12/2001                                                                              5,000,000                5,023,433

West and Center Basin Financing Authority, Water Revenue,

  Refunding (West Basin Project) 4.50%, 8/1/2001

   (Insured; AMBAC)                                                                           1,250,000                1,255,638

Yuba County, TRAN 4.25%, 10/11/2001                                                          12,500,000               12,536,131

U.S. RELATED--11.6%

Commonwealth of Puerto Rico Public Improvement

   GO Notes 5.50%, 7/1/2001 (Insured; MBIA)                                                   1,315,000                1,326,583

Commonwealth of Puerto Rico

  Government Development Bank, CP:

      3.75%, 2/28/2001                                                                       10,000,000               10,000,000

      4%, 3/21/2001                                                                           5,000,000                5,000,000

      4%, 4/10/2001                                                                          10,000,000               10,000,000

      4%, 4/12/2001                                                                          14,946,000               14,946,000

      3.90%, 5/24/2001                                                                       16,000,000               16,000,000

Commonwealth of Puerto Rico Highway and

  Transportation Authority, Transportation Revenue,

  VRDN, 3.60%, Series A

   (Insured; AMBAC and LOC; Bank of Nova Scotia)                                             10,000,000  (a)          10,000,000

Guam Power Authority, Revenue, CP,

   3.70%, 12/12/2000 (Insured; AMBAC and LOC; Kredietbank)                                    3,200,000                3,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $602,508,843)                                                             99.3%              602,541,961

CASH AND RECEIVABLES (NET)                                                                          .7%                4,459,961

NET ASSETS                                                                                       100.0%              607,001,922

10

Summary of Abbreviations

AMBAC               American Municipal Bond                 IDR                 Industrial Development Revenue
                       Assurance Corporation
                                                            LOC                 Letter of Credit
COP                 Certificate of Participation
                                                            LR                  Lease Revenue
CP                  Commercial Paper
                                                            MBIA                Municipal Bond Investors Assurance
FGIC                Financial Guaranty Insurance                                   Insurance Corporation
                       Company
                                                            MFHR                Multi-Family Housing Revenue
FNMA                Federal National Mortgage
                       Association                          PCR                 Pollution Control Revenue

FSA                 Financial Security Assurance            SWDR                Solid Waste Disposal Revenue

GO                  General Obligation                      TRAN                Tax and Revenue Anticipation Notes

                                                            VRDN                Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1,A2                              96.6

AAA/AA( C)                       Aaa/Aa (C)                      AAA/AA (C)                                        3.4

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERIZED BY U.S. GOVERNMENT SECURITIES
WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE
MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
THE ISSUERS.

(D)  AT NOVEMBER 30, 2000, THE FUND HAD $202,950,000, OR 33.4% OF NET ASSETS,
INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           602,508,843   602,541,961

Cash                                                                    562,875

Interest receivable                                                   4,155,664

Prepaid expenses and other assets                                        77,736

                                                                    607,338,236
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           276,692

Accrued expenses                                                         59,622

                                                                        336,314
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      607,001,922
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     607,168,270

Accumulated net realized gain (loss) on investments                   (199,466)

Accumulated gross unrealized appreciation on investments                 33,118
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      607,001,922

NET ASSET VALUE PER SHARE

                                                          Class A      Class B
--------------------------------------------------------------------------------

Net Assets ($)                                        597,053,842     9,948,080

Shares Outstanding                                    597,220,639     9,947,631
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF OPERATIONS

Year Ended November 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     20,525,527

EXPENSES:

Management fee--Note 2(a)                                            2,872,372

Shareholder servicing costs--Note 2(c)                                 282,027

Custodian fees                                                          57,797

Professional fees                                                       52,374

Distribution fees (Class B)--Note 2(b)                                  24,100

Prospectus and shareholders' reports                                    46,220

Registration fees                                                       26,289

Trustees' fees and expenses--Note 2(d)                                  23,407

Miscellaneous                                                           14,411

TOTAL EXPENSES                                                       3,398,997

Less--reduction in shareholder servicing costs due to undertaking--Note 2(c)
                                                                       (5,661)

NET EXPENSES                                                         3,393,336

INVESTMENT INCOME--NET                                              17,132,191
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 16,992

Net unrealized appreciation (depreciation) on investments               33,118

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  50,110

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,182,301

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                            ------------------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,132,191          10,471,910

Net realized gain (loss) on investments            16,992            (12,835)

Net unrealized appreciation (depreciation)
        on investments                              33,118                 --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,182,301         10,459,075
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (16,825,975)         (10,183,779)

Class B shares                                  (306,216)            (288,131)

TOTAL DIVIDENDS                              (17,132,191)         (10,471,910)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Class A shares                              2,496,093,505       1,607,160,863

Class B shares                                 55,257,955          81,160,149

Dividends reinvested:

Class A shares                                 16,006,356           9,464,698

Class B shares                                    303,379             287,588

Cost of shares redeemed:

Class A shares                            (2,438,984,993)      (1,428,449,295)

Class B shares                               (62,928,570)         (72,892,744)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           65,747,632          196,731,259

TOTAL INCREASE (DECREASE) IN NET ASSETS       65,797,742          196,718,424
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           541,204,180          344,485,756

END OF PERIOD                                 607,001,922          541,204,180

SEE NOTES TO FINANCIAL STATEMENTS.


14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                   Year Ended November 30,           Four Months Ended          Year Ended July 31,
                                           -----------------------------------------------------------------------------------------

CLASS A SHARES                                   2000        1999      1998         November 30, 1997(a)         1997        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             1.00        1.00      1.00                1.00                  1.00        1.00

Investment Operations:

Investment income--net                           .030        .024      .027                .010                  .029        .029

Distributions:

Dividends from investment income--net          (.030)       (.024)    (.027)              (.010)                (.029)      (.029)

Net asset value, end of period                  1.00         1.00      1.00                1.00                  1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                3.04         2.44      2.78              2.96(b)                 2.95        2.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets          .58          .61      .64                .70(b)                  .64         .65

Ratio of net investment income
   to average net assets                        2.98         2.42     2.74               2.97(b)                 2.91        2.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)         597,054     523,890  335,726              361,102               327,226     390,155

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   Year Ended November 30,         Four Months Ended          Year Ended July 31,
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                    2000       1999      1998       November 30, 1997(a)        1997       1996(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             1.00        1.00      1.00                1.00              1.00          1.00

Investment Operations:

Investment income--net                           .026        .020      .024                .009              .026          .025

Distributions:

Dividends from investment income--net          (.026)       (.020)    (.024)              (.009)            (.026)        (.025)

Net asset value, end of period                  1.00         1.00      1.00                1.00              1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                2.63         2.06      2.39              2.57(c)             2.61          2.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets         1.00          .95      1.00              1.00(c)             1.00          1.00

Ratio of net investment income
   to average net assets                        2.53         2.06      2.34              2.62(c)             2.52          2.45

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                       .05          .13       .07               .13(c)              .07           .08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)          9,948       17,314     8,760             2,669                 928         5,475

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

(B) FROM AUGUST 1, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General California Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net
assets    of    Class    B    shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $30,660 during the period ended November 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

18

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $200,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. If not applied, $105,000 expires in fiscal 2002, $33,000 expires in fiscal 2003, $19,000 expires in fiscal 2004, $21,000 expires in fiscal 2005, $9,000 expires in fiscal 2006 and $13,000 expires in fiscal 2007.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2000, there was no expense reimbursement pursuant to the Agreement.

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, Class B shares reimburse the distributor for payments made to third parties for distributing their shares at an annual rate up to .20 of 1% of the value of the average daily net assets of Class B shares. During the period ended November 30, 2000, Class B shares were charged $24,100 pursuant to the Distribution Plan, of which $16,196 was paid to DSC.

(c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse DSC, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, Class A shares were charged $138,362 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), Class B shares pay the distributor, for the provision of certain services to the holders of Class B shares, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents in respect of their services. The distributor determines the amounts to be paid to Service Agents.

20

The Manager had undertaken from December 1, 1999 through November 30, 2000, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded 1% of the value of the average daily net assets of Class B, the Manager would reimburse the expenses of the fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under such Plan. During the period ended November 30, 2000, Class B shares were charged $30,125, of which $5,661 was reimbursed by the Manager. Under the Class B Shareholder Services Plan $24,294 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $65,408 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund 21

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees General California Municipal Money Market
Fund

We have audited the accompanying statement of assets and liabilities of General California Municipal Money Market Fund, including the statement of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Money Market Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

January 8, 2001

22

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).

                                                             The Fund 23

NOTES

                                                           For More Information

                        General California Municipal Money Market Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  573AR0011